Exhibit 99.2

CONSENT OF INDEPENDENT AUDITOR

We have issued our report dated April 27, 2017, with respect to the financial statements of ETF Managers Capital, LLC (a Delaware limited liability company) included in the Current Report of ETF Managers Group Commodity Trust I on Form 8-K filed with the U.S. Securities and Exchange Commission on April 28, 2017. We consent to the incorporation by reference in the Registration Statement of the aforementioned report, and to the use of our name as it appears under the caption “Experts”.

/s/Connolly & Company, P.C.

Warren, New Jersey April 28, 2017